                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                         August 9, 2002 (July 31, 2002)


                                   JMXI, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-25943                                 11-3374729
        (COMMISSION FILE NUMBER)            (I.R.S. EMPLOYER IDENTIFICATION NO.)

   2 Huntington Quadrangle; Suite 3S2
           Melville, New York                              11747
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

                                 (516) 734-2000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           Jupiter Media Metrix, Inc.
                           21 Astor Place, 6th Floor,
                               New York, New York
                                      10003
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 21, 2002, JMXI, Inc. (formerly known as Jupiter Media Metrix, Inc. and referred to herein as the "Company") announced that it entered into an asset purchase agreement, pursuant which it agreed to sell to INT Media Group, Inc. its research and events businesses, including its customer contracts and intellectual property, as well as the assignment of certain related liabilities (the "Asset Sale"). The Company both obtained approval by the Company's stockholders and consummated the Asset Sale on July 31, 2002. The aggregate purchase price of the transaction was $250,000, of which $150,000 was paid at the closing, since $100,000, which was previously received by the Company as an earnest payment, was credited towards the purchase price. In addition to payment of the purchase price, INT Media Group also assumed specific obligations and liabilities related to the assets it purchased including accounts receivable and obligations to fulfill contractual commitments to the Company's clients.

ITEM 5.  OTHER EVENTS.

On June 26, 2002, the Company announced, among other things, that a proposed plan of dissolution and liquidation of the Company (the "Plan") was approved by the Company's board of directors on June 25, 2002. The Plan was subsequently approved by the Company's stockholders on July 31, 2002.

On July 3, 2002, the Company announced the receipt of a Nasdaq Staff Determination on June 27, 2002 that the Company has not maintained compliance with the minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that its common stock is, therefore, subject to delisting from the Nasdaq National Market. The Company requested a hearing before a Nasdaq Listing Qualifications Panel to appeal the Staff Determination. Due to the Asset Sale, the Company no longer maintains any material ongoing business operations. Consequently, the Company has withdrawn its request for a hearing and will not further challenge the Nasdaq delisting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Not applicable.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 JUPITER MEDIA METRIX, INC.
                                 ---------------------------------------------
                                  (Registrant)


                                 By:    /s/ Robert Becker
                                 Name:  Robert Becker
                                 Title: Chief Executive Officer

Dated: August 8, 2002